Exhibit 24
                                POWER OF ATTORNEY


         Each person whose signature appears below hereby constitutes and appoints Jeffrey W. Jones and Martha D. Rehm and each acting alone, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all post-effective amendments or supplements to the Registration Statement on Form S-8 of Vail Resorts, Inc. filed with the Securities and Exchange Commission on October 21, 1997, and to file with such amendments or supplements all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary or appropriate to be done with any amendments or supplements to the Registration Statement, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Signature                      Title                        Date
     -------------------         ---------------------         -----------------
     /s/ Frank Biondi             Director                      March 25, 2004
     -----------------------
         Frank Biondi

     /s/ John J. Hannan           Director                      March 25, 2004
     -----------------------
        John J. Hannan

     /s/ John R. Hauge            Director                      March 25, 2004
     -----------------------
        John R. Hauge

     /s/ Roland A. Hernandez      Director                      March 25, 2004
     -----------------------
     Roland A. Hernandez

     /s/ Robert A. Katz           Director                      March 25, 2004
     -----------------------
        Robert A. Katz

     /s/ Thomas H. Lee            Director                      March 25, 2004
     -----------------------
        Thomas H. Lee

     /s/ William L. Mack          Director                      March 25, 2004
     -----------------------
       William L. Mack

     /s/ Joe R. Micheletto        Director                      March 25, 2004
     -----------------------
      Joe R. Micheletto

     /s/ John F. Sorte            Director                      March 25, 2004
     -----------------------
        John F. Sorte

     /s/ William P. Stiritz       Director                      March 25, 2004
     -----------------------
      William P. Stiritz

     /s/ James S. Tisch           Director                      March 25, 2004
     -----------------------
        James S. Tisch
